SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):NOVEMBER 15, 2000


                                EURBID.COM, INC.
               (Exact name of registrant as specified in charter)


        DELAWARE                 000-21566            84-1219819
(State or other jurisdiction   (Commission          (IRS Employer
     of incorporation)         File Number)       Identification No.)

1590 Corporate Drive, Costa Mesa, California         92626
  (Address of principal executive offices)       (Zip Code)

21 Patrick Street, Kilkenny, Ireland
(Former name or former address, if changed since last report.)


Registrant's telephone number, including area code:  (714)979-5063

Items 1 and 2.  Changes in Control and Acquisition or Disposition of Assets

Exhibit 1 is incorporated by reference herein, and the descriptions set forth below are qualified in their entirety by reference to the Exhibit.

On November 10, 2000,  EURBID.COM,  INC. (the "Company") acquired  approximately
81% of the issued and outstanding capital stock of Junum.com, Inc. ("Junum") pursuant to a Stock Exchange Agreement, dated November 15, 2000, by and between the Company, David B. Coulter and certain shareholders of Junum.com, Inc., in exchange for 10,990,000 shares of common stock of the Company (after giving effect to the 1 for 40 reverse stock split described in Item 5 below). Accordingly, David B. Coulter, the controlling shareholder of Junum, was issued 7,950,000 shares of the Company's post reverse-split common stock, and thereby controls approximately 72% of the common stock of the Company.

The Company has been informed by Mr. Coulter that he has sole voting and investment power regarding his ownership of the common stock of the Company. Mr. Coulter secured the Common Stock of the Company with his personal assets and funds without borrowing and without the pledge of his securities to Company.

Junum is a membership based credit management and financial services company. Since inception, Junum has acquired aproximately 10,000 gross members based on membership fees of $21.95 per month. Junum maintains a web site at

Concurrently with the acquisition of the majority interest in Junum, the members of the Company's board of directors resigned, and a new board was appointed, consisting of David B. Coulter, Andreea Porcelli and Richard Toubman. The company's officers are David B. Coulter as CEO, Craig Hewitt as CFO, Tyler Aldous as COO and Scott Rader as CTO.

Item 4.  Changes in Registrant's Certifying Accountant

On November 22, 2000, the Company selected Smith & Company ("Smith & Company ") of Utah, the auditors of Junum's financial statements, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2001. The Company's prior fiscal year end financial statements were audited by Malone & Bailey, PLLC ("Malone"). The decision to change auditors was approved by the Board of Directors.

During the two most recent fiscal years, and any subsequent interim period prior to November 22, 2000, the Company believes that there were no disagreements with Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone would have caused them to make reference to the subject matter of the disagreements in connection with their report. Malone's report on the financial statements of the Company for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Malone's report for the fiscal year ended June 30, 1999 contained a going concern qualification.

During the two most recent fiscal years, and any subsequent interim period prior to November 22, 2000, the Company believes that there was no disagreement or difference of opinion with Malone regarding any "reportable event" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Malone with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K, and has requested that Malone furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company. Such letter is attached hereto as
Exhibit 16. In addition, the Company has authorized Malone to respond fully to the inquiries of Smith & Co. concerning the subject matter described in the foregoing paragraphs.

During the two most recent fiscal years and through November 22, 2000, the Company (or anyone on the Company's behalf) did not consult Smith & Co. in connection with the Company's financial statements regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of any reportable event as described above.

Item 5.  Other events.

On November 22, 2000, the Board of Directors of the Company resolved to change the name of the Company to Junum.com, Inc.

On November 22, 2000, the Board of Directors and majority shareholders of the Company approved a one-for-forty reverse stock split (the "Reverse Stock Split") of its outstanding common stock (the "Common Stock"). The Reverse Stock Split will be effective on December 8, 2000 to shareholders of record at the close of business on December 8, 2000. As part of the Reverse Stock Split, the exercise price and the number of shares of Common Stock issuable upon exercise of the Company's outstanding options and warrants will also be adjusted.

Item 6.  Financial Statements.

Attached as exhibit # 3 are Financial Statements for Junum.Com, Inc. a Nevada corporation for the calendar year ended December 31, 1999 (audited) and nine month stub period ended September 30, 2000 (un-audited).

Item 7. Exhibits

Exhibit No.       Description

1.       Stock Exchange Agreement, dated November 15, 2000
2.       Letter of Malone & Bailey PLLC re: change in certifying accountant
3.       Financial statements for Junum.Com, Inc. 12/31/99 and 9/30/00


                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EURBID.COM, INC.

Date: November 30, 2000       /s/ Craig Hewitt
                              Craig Hewitt, Chief Financial Officer

Exhibit 1.


                            STOCK EXCHANGE AGREEMENT


                          DATED AS OF NOVEMBER 15, 2000


                                  by and among


                                 JUNUM.COM, INC.
                                DAVID B. COULTER
                              and the Shareholders

                                       and

                                EURBID.COM, INC.

                                TABLE OF CONTENTS
                                                                            Page
ARTICLE I

SALE OF STOCK                                                                  2
         Section 1.1  Sale of Stock.                                           2
         Section 1.2  Price.                                                   2
         Section 1.3  Closing                                                  3

ARTICLE II

REPRESENTATIONS  OF JUNUM AND SELLERS                                          3
         Section 2.1  Ownership of Junum Stock                                 3
         Section 2.2  Authorization  and Validity of Agreement                 3
         Section 2.3  Consents and  Approvals;  No Violations                  3
         Section 2.4  Existence and Good Standing                              4
         Section 2.5  Capital Stock                                            4
         Section 2.6  Subsidiaries                                             5
         Section 2.7  Financial Statements                                     5
         Section 2.8  Litigation                                               5
         Section 2.9  Taxes                                                    5
         Section 2.10 Broker's or Finder's Fees                                5

ARTICLE III

REPRESENTATIONS OF EURBID                                                      6
         Section 3.1  Eurbid Stock                                             6
         Section 3.2  Authorization  and  Validity  of  Agreement              6
         Section 3.3  Consents and Approvals;  No Violations                   6
         Section 3.4  Existence and Good Standing                              6
         Section 3.5  Capital  Stock                                           7
         Section 3.6  Subsidiaries                                             7
         Section 3.7  Financial  Statements                                    7
         Section 3.8  Securities  Filings                                      8
         Section 3.9  Litigation                                               8

         Section 3.10 Taxes                                                    8
         Section 3.11 Related Party Transactions                               8
         Section 3.12  Broker's or Finder's Fees                               8
         Section 3.13  Accuracy of Information                                 9

ARTICLE IV

CERTAIN AGREEMENTS                                                             9
         Section 4.1  Reasonable Best Efforts                                  9
         Section 4.2 Lock-Up Agreement                                         9
         Section 4.3 Options and Warrants.                                     9
         Section 4.4 Convertible Debt Obligations of Junum.                    9
         Section 4.5 Broker's Fee.                                            10
         Section 4.6 Purchase of Remaining Junum Shares.                      10
         Section 4.7 Fund Raising Efforts.                                    10

ARTICLE V

CONDITIONS  TO   PURCHASER'S   OBLIGATIONS                                    10
         Section  5.1  Truth  of Representations and Warranties               10
         Section 5.2 Performance of Agreements                                10
         Section 5.3 No Injunction                                            10
         Section 5.4 No Litigation                                            11

ARTICLE VI

CONDITIONS TO JUNUM AND THE JUNUM SHAREHOLDERS' OBLIGATIONS                   11
         Section 6.1  Truth of Representations and Warranties                 11
         Section 6.2  Performance of Agreements                               11
         Section 6.3  No Injunction                                           11
         Section 6.4  Resignations                                            11

ARTICLE VII

SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION                                  11
         Section 7.1  Survival of Representations                             11
         Section 7.2  Indemnities                                             12

ARTICLE VIII

MISCELLANEOUS                                                                 13
         Section 8.1  Expenses                                                13
         Section 8.2  Governing Law; Consent to Jurisdiction                  13
         Section 8.3  Captions                                                14
         Section 8.4  Notices                                                 14
         Section 8.5  Parties in Interest                                     14
         Section 8.6  Counterparts                                            15
         Section 8.7  Entire Agreement                                        15
         Section 8.8  Third Party Beneficiaries                               15

                            STOCK EXCHANGE AGREEMENT

                  STOCK EXCHANGE AGREEMENT (this "Agreement") dated as of November 15, 2000, by and among EURBID.COM, INC., a Delaware corporation ("Eurbid" or "Purchaser") and JUNUM.COM, INC., a Nevada corporation ("Junum"), David B. Coulter ("Coulter") and the other Junum Shareholders signatory hereto (the "Junum Shareholders" or "Sellers").

                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, the board of directors and majority shareholders of Eurbid have determined that it is in the best interest of Eurbid and its shareholders to purchase 10,990,000 shares of the capital stock of Junum (the "Junum Stock"), which represent 80.3% (the "Acquired Percentage") of the total outstanding capital stock of Junum;

                  WHEREAS, the Junum Shareholders have determined that it is in their best interest to sell each share of Junum Stock held by them for one post-Reverse Split (as defined in Section 3.5 below) share of common stock of Eurbid;

                  WHEREAS, it is the intention of the parties hereto that, immediately following consummation of the purchase and sale of the Junum Shares pursuant to this Agreement, Eurbid shall own the Acquired Percentage of the outstanding shares of capital stock of Junum; and

                  WHEREAS, it is the intention of the parties hereto that the transaction contemplated hereby will qualify as a tax free reorganization under
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

                  NOW, THEREFORE, IT IS AGREED

                                  SALE OF STOCK

1.1 Section Sale of Stock. Subject to the terms and conditions herein stated, each Junum Shareholder hereby agrees to sell, assign, transfer and deliver to Purchaser on the Closing Date, and Purchaser agrees to purchase from Sellers on the Closing Date, all of the Junum Stock. The certificate(s) representing the Junum Stock shall be duly endorsed in blank, or accompanied by stock powers duly executed in blank, by Sellers.

1.2 Section Price. On the later of the Closing Date, or the date of the effectiveness of the Reverse Stock Split, Purchasers shall pay to Sellers, one post-reverse split share of Eurbid common stock, $0.01 par value (the "Eurbid Common Stock") for each share of Junum Stock sold by Sellers (the "Purchase Price"). Each Junum Shareholder shall receive the number of shares of Eurbid Common Stock set forth opposite such Junum Shareholder's name on the attached
Schedule 1.2. In addition, Eurbid shall agree to assume Junum's obligations under any option, warrant or other convertible security, subject to the consent of the holder thereof. Upon obtaining such consent, Eurbid shall issue to such holder a warrant, stock option or other agreement substantially in the same form as the warrant, stock option or other agreement between such holder and Junum which shall then be cancelled. Eurbid shall use its reasonable efforts to adopt an incentive stock option plan within 90 days following the Closing Date.

1.3 Section Closing . The closing of the Sale referred to in Section 1.1 (the "Closing") shall take place at 10:00 a.m. on November 15, 2000 Such time and date are herein referred to as the "Closing Date."

                     REPRESENTATIONS OF JUNUM AND SELLERS 1
                      ------------------------------------

                  Junum hereby  represents  and  warrants,  and, with respect to
Section 2.1 and 2.2 only, each Seller, jointly and severally, represents and warrants, as follows:

2.1 Section  Ownership  of Junum Stock . Sellers are the lawful  owner of all of the shares of Junum Stock, which shall be free and clear of all liens, encumbrances, restrictions and claims of every kind and character, other than any of the foregoing arising from actions by Purchaser ("Encumbrances") as of the Closing referenced below. The Junum Stock constitutes the Acquired Percentage of the issued and outstanding shares of capital stock of Junum. The delivery to Purchaser of the Junum Stock pursuant to the provisions of this Agreement will transfer to Purchaser valid title thereto, free and clear of any and all Encumbrances.

2.2 Section Authorization and Validity of Agreement . Sellers have full power and authority (corporate or otherwise) to execute and deliver this Agreement, to perform their obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Sellers and, assuming the due execution of this Agreement by Purchaser, is a valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

2.3 Section Consents and Approvals; No Violations . The execution and delivery of this Agreement by Junum and the Sellers and the consummation by Junum and the Sellers of the sale of the Junum Stock as contemplated herein and the other transactions contemplated hereby (the "Sale") (a) will not violate the provisions of the Articles of Incorporation or Bylaws of Junum, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which any Seller, Junum or any Subsidiary (as hereinafter defined) is bound or by which any of their respective properties or assets are bound, (c) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any United States governmental or regulatory body, agency or authority on or prior to the Closing Date (as defined in Section 1.3), and (d) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of any Sellers, Junum or any Subsidiary under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which any Seller, Junum or any Subsidiary is a party, or by which they or any of their respective properties or assets may be bound.

2.4 Section Existence and Good Standing . Junum is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Junum is duly qualified or licensed as a foreign corporation to conduct its business, and is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so duly qualified or licensed would not have a Material Adverse Effect. The term "Material Adverse Effect" means any circumstance, change in or effect on Junum or any of its Subsidiaries that is materially adverse to the business, operations, properties, financial condition or results of operations of Junum and its Subsidiaries, taken as a whole.

(a) Each Subsidiary is a corporation duly organized, validly existing and is in good standing under the laws of its own jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Subsidiary is duly qualified or licensed as a foreign corporation to do business and, to the extent such concept is applicable, is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or licensed would not have a Material Adverse Effect. As used in this Agreement (i) "Subsidiary" shall mean any Person of which Junum (either alone or together with other Subsidiaries of Junum) owns, directly or indirectly, more than 50% of the stock or other equity interests that are generally entitled to vote for the election of the board of directors or other governing body of such Person and (ii) "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or other department or agency thereof.

2.5 Section Capital Stock . Junum has an authorized capitalization consisting of 100,000,000 shares of common stock, par value $.01 per share, of which 13,678,000 shares are issued and outstanding, and 10,000,000 shares of preferred stock, of which no shares are outstanding. All such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on Schedule 2.5, there are no outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements providing for the purchase, issuance or sale of any shares of the capital stock of Junum.

2.6 Section Subsidiaries .  There are no Subsidiaries of Junum.

2.7 Section Financial Statements . Sellers have heretofore furnished Purchaser with the balance sheet of Junum and its Subsidiaries as at December 31, 1999 and the related statements of income and cash flows for the year then ended (the "Financial Statements"). The Financial Statements, including the footnotes thereto have been prepared in accordance with generally accepted accounting principles and fairly present in all material respects the financial position of Junum and the Subsidiaries and the results of their operations and cash flows at such dates and for such periods.

2.8 Section Litigation . There are no (i) actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the Knowledge of Junum, threatened against Junum or any of its Subsidiaries or (ii) judgements, injunctions, writs, rulings or orders by any Governmental Person against Junum.

2.9 Section Taxes . Junum has filed all Federal, state and foreign income tax returns and all other material tax returns that are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by it in writing and all other related penalties and charges other than those being contested in good faith and by appropriate proceedings. The charges, accruals and reserves on the other governmental charges are, in the opinion of Junum, adequate. Neither Junum nor any of its Subsidiaries has given or been requested to give a waiver of the statute of limitations relating to the payment of Federal or other taxes.

2.10 Section Broker's or Finder's Fees . No agent, broker, firm or other Person acting on behalf of Sellers or Junum is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein, except as set forth in Section 4.5 hereof.


                           REPRESENTATIONS OF EURBID 1
                            -------------------------

                  Purchaser represents and warrants as follows:

3.1 Section Eurbid Stock . Upon the execution and delivery of this Agreement, and the issuance of the shares of Eurbid common stock which constitute the Purchase Price, such shares shall be duly authorized, validly issued, fully paid and nonassessable, and, so long as the representations and warranties of Sellers contained herein are true, complete and accurate, such shares shall be issued in compliance with applicable federal and state securities laws, and OTC Bulletin Board requirements, if any. Each Junum Shareholder shall receive good and marketable title to the shares of Eurbid Common Stock received by him, free and clear of all liens and claims (other than as imposed by law or pursuant to this agreement).

3.2 Section Authorization and Validity of Agreement . Purchaser has full power and authority (corporate or otherwise) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and, assuming the due execution of this Agreement by Junum and Sellers, is a valid and binding obligation of Eurbid, enforceable against Eurbid in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

3.3 Section Consents and Approvals; No Violations . The execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the purchase of the Junum Stock as contemplated herein and the other transactions contemplated hereby (the "Sale") (a) will not violate the provisions of the Certificate of Incorporation or Bylaws of Purchaser, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which Purchaser or any of its Subsidiary (as hereinafter defined) is bound or by which any of their respective properties or assets are bound, (c) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any United States governmental or regulatory body, agency or authority on or prior to the Closing Date (as defined in Section 1.3), and (d) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of the Purchaser under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which Purchaser is a party, or by which they or any of its properties or assets may be bound.

3.4 Section Existence and Good Standing . Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Purchaser is duly qualified or licensed as a foreign corporation to conduct its business, and is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so duly qualified or licensed would not have a Material Adverse Effect. The term "Material Adverse Effect" means any circumstance, change in or effect on Purchaser that is materially adverse to the business, operations, properties, financial condition or results of operations of Purchaser, taken as a whole.

3.5 Section Capital Stock . Purchaser has an authorized capitalization consisting of 50,000,000 shares of common stock, par value $.01 per share, of which 9,273,918 shares are issued and outstanding, and 10,000,000 shares of preferred stock, of which no shares are outstanding. All such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements providing for the purchase, issuance or sale of any shares of the capital stock of Purchaser. Purchaser has informed the Junum Shareholders that it intends to effect a 40 to 1 reverse split (the "Reverse Split") as soon as practicable following the Closing of the transactions contemplated hereby. Eurbid represents and warrants that (i) such reverse-stock split shall occur within such time frame, (ii) the reverse stock split will be approved by the post-Closing board of directors and shareholders of the Purchaser, (iii) upon such approval, the Purchaser shall cause to be filed with the Secretary of State of the State of Delaware, all appropriate documents necessary to effect such reverse stock split, and (iv) the number of shares to be received by each Junum Shareholder as set forth in Schedule 1.2 represents the number of shares following the reverse stock split contemplated by this Section 3.5. All presently issued and outstanding shares of Eurbid common stock have been duly authorized, validly issued, and are fully paid and non-assessable, and, to Purchaser's knowledge, have been issued in compliance with all applicable federal and state securities laws.

3.6 Section Subsidiaries . There are no subsidiaries of Purchaser.

3.7 Section Financial Statements . Purchaser has heretofore furnished Junum with the consolidated balance sheet of Purchaser and its Subsidiaries as at September 30, 2000 and the related statements of income and cash flows for the year then ended (the "Financial Statements"). To Purchaser's knowledge, the Financial Statements, including the footnotes thereto have been prepared in accordance with generally accepted accounting principles and fairly present in all material respects the financial position of Purchaser and its former Subsidiaries and the results of their operations and cash flows at such dates and for such periods. To Purchaser's knowledge, since September 30, 2000, there has been no material adverse change in the financial condition, operations, or business of Purchaser or any of its Subsidiaries.

3.8 Section Securities Filings . Since January 1, 1997, and prior to the execution and delivery of this Agreement, to Purchaser's knowledge, Purchaser has filed all forms, reports, statements and other documents required to be filed with the Securities and Exchange Commission (the "SEC"), including, without limitation, (A) all Annual Reports on Form 10-KSB, (B) all Quarterly Reports on Form 10-QSB, (C) all proxy statements relating to meetings of shareholders (whether annual or special), (D) all Reports on Form 8-K, (E) all other reports or registration statements and (F) all amendments and supplements to all such reports and registration statements filed from January 1, 1999 to the date hereof (collectively, the "SEC Reports"). To Purchaser's knowledge, the SEC Reports (i) were prepared in all material respects in accordance with the requirements of the Securities Act of 1933 as amended (the "1933 Act") and the Securities Exchange Act of 1934 as amended, and the rules and regulations of the SEC thereunder applicable to such SEC Reports and (ii) did not at the time they were filed and as of the date hereof, and, with respect to registration statements as of their effective dates, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.9 Section Litigation . Other than the Full House Resorts, Inc. litigation, as disclosed in Purchaser's Annual Report on Form 10KSB, filed on October 13, 2000 (the "Annual Report"), to Purchaser's knowledge, there are no (i) actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the Knowledge of Purchaser, threatened against Purchaser or any of its Subsidiaries or (ii) judgements, injunctions, writs, rulings or orders by any Governmental Person against Purchaser or any of its Subsidiaries.

3.10 Section Taxes . Purchaser has filed, or within 60 days will file, all Federal, state and foreign income tax returns and all other material tax returns that are required to be filed by it and has paid, or will pay, all taxes due pursuant to such returns or pursuant to any assessment received by it in writing and all other related penalties and charges other than those being contested in good faith and by appropriate proceedings. To Purchaser's knowledge, there will be no material liability for taxes or penalties with respect to any tax returns which have not been timely filed. The charges, accruals and reserves on the other governmental charges are, in the opinion of Purchaser, adequate. Purchaser has not given or been requested to give a waiver of the statute of limitations relating to the payment of Federal or other taxes.

3.11 Section Related Party Transactions . There are no agreements between Purchaser and any former controlling shareholder, officer or director of Eurbid which survive the closing of this Agreement, other than that certain Consulting Agreement, dated November 7, 2000, by and between EURBID.COM, INC. and Denis Costa Tseklenis, Paul J. Montle, Roger W. Cope and Kent E. Lovelace, Jr..

3.12 Section Broker's or Finder's Fees . No agent, broker, firm or other Person acting on behalf of Purchaser is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein, except as set forth in Section 4.5.

3.13 Section Accuracy of Information . None of the representations and warranties of Purchaser contained herein or in the documents furnished by them pursuant hereto contain any material misstatement of fact, or omit to state any material fact necessary to make the statements herein or therein in light of the circumstances in which they were made not misleading.

                              CERTAIN AGREEMENTS 1

4.1 Section Reasonable Best Efforts . Each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including, but not limited to, (a) the obtaining of all necessary waivers, consents and approvals from governmental or regulatory agencies or authorities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain any approval or waiver from, or to avoid any action or proceeding by, any governmental agency or authority, (b) the obtaining of all necessary consents, approvals or waivers from third parties and (c) the defending of any lawsuits or any other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, seeking to have any temporary restraining order entered by any court or administrative authority vacated or reversed.

4.2 Section Lock-Up Agreement . All of the Eurbid shares of common stock constituting the Purchase Price shall not be transferrable for a period of 24 months following the Closing Date. Each certificate representing such shares of Eurbid common stock shall contain a legend describing such restriction.

4.3 Section Options and Warrants. All options and warrants to purchase common stock of Junum set forth on Schedule 2.5 are hereby converted into options and warrants to purchase an equal number of shares of Eurbid at the same exercise price.

4.4 Section Convertible Debt Obligations of Junum. Any debt currently payable to David B. Coulter, and any and all debt of Junum which is convertible into common stock of Junum, shall be exchanged for an equal amount in par value of Eurbid's Series A Preferred Stock, $1,000 par value per share, the form of which is attached hereto as Exhibit A (the "Series A Preferred Stock").

4.5 Section Broker's Fee. In consideration for introducing Junum and Eurbid and assisting in the closing of the transactions contemplated herein, Purchaser shall pay to GCH Capital, Ltd. a fee equal to 750 shares of Eurbid's Series A Preferred Stock and a warrant to purchase 2,340,000 shares of common stock, for an exercise price of $0.01 per share, in the form attached hereto as Exhibit B.

4.6 Section Purchase of Remaining Junum Shares. So long as, in the reasonable opinion of counsel to Purchaser, no registration or other filing with the Securities and Exchange Commission is required by applicable law, Purchaser hereby covenants and agrees that within 180 days following the Closing, it shall, in compliance with all applicable laws, offer to each of those shareholders of Junum not participating in the transaction contemplated by this Agreement (the "Minority Shareholders"), the right to exchange his, her or its shares of Junum common stock for Eurbid common stock upon the same terms set forth in this Agreement.

4.7 Section Fund Raising Efforts. Upon the Closing, Junum agrees to cease all current fund raising efforts and Junum and Eurbid hereby acknowledge and agree that such terminated fund raising efforts may be continued by and on behalf of Eurbid and its new management.

                     CONDITIONS TO PURCHASER'S OBLIGATIONS 1
                      -------------------------------------

                  The purchase of the Junum Stock by Purchaser on the Closing Date is conditioned upon the satisfaction or waiver, at or prior to the consummation of the Sale, of the following conditions:

5.1 Section Truth of Representations and Warranties . The representations and warranties of Junum and the Junum Shareholders contained in this Agreement or in any Schedule delivered pursuant hereto shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties have been made on and as of such date (except to the extent that any such representation and warranty is stated in this Agreement to be made as of a specific date, in which case such representation and warranty shall be true and correct as of such specified date).

5.2 Section Performance of Agreements . Each and all of the agreements of Junum and the Junum Shareholders to be performed at or prior to the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects.

5.3 Section No Injunction . No court or other government body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

5.4 Section No Litigation . There shall not be any action, suit or proceeding pending or threatened that seeks to (i) make the consummation of the transactions contemplated hereby illegal or otherwise restrict or prohibit consummation thereof or (ii) require the divestiture by Purchaser or any of its subsidiaries or Affiliates of shares of stock or of any business, assets or property of any of its subsidiaries or Affiliates, or impose any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties or stock and which, in either case, in the reasonable, good faith determination of Purchaser has a significant likelihood of having a material adverse effect on Purchaser.

          CONDITIONS TO JUNUM AND THE JUNUM SHAREHOLDERS' OBLIGATIONS 1
           -----------------------------------------------------------

                  The sale of the Junum Stock by Junum Shareholders on the Closing Date is conditioned upon satisfaction or waiver, at or prior to the consummation of the Sale of the following conditions:

6.1 Section Truth of Representations and Warranties . The representations and warranties of Purchaser contained in this Agreement or in any Ancillary Document shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

6.2 Section Performance of Agreements . Each and all of the agreements of Purchaser to be performed at or prior to the Closing Date pursuant to the terms hereof or in any of the Ancillary Documents shall have been duly performed in all material respects.

6.3 Section No Injunction . No court or other government body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

6.4 Section Resignations . All Persons who are officers and directors of Eurbid and/or any of its Subsidiaries shall have resigned such directorships, and shall have elected David B. Coulter as the sole director of Eurbid, and as the President and Chief Executive Officer of Eurbid.

                 SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION 1
                  --------------------------------------------

7.1 Section Survival of Representations . The representations and warranties set forth in this Agreement shall survive for one year after the Closing Date.

(a) Indemnities . Each Seller and Junum hereby agrees to indemnify and hold harmless Purchaser from and against any and all damages, claims, losses or expenses (including reasonable attorneys' fees and expenses) ("Damages") actually suffered or paid by Purchaser, Junum and/or their Subsidiaries as a result of the breach of any representation or warranty made by such Seller, or, in the case of Junum, made by Junum, in this Agreement. To the extent that Seller's undertakings set forth in this Section 7.2(a) may be unenforceable, Sellers shall contribute the maximum amount that they are permitted to contribute under applicable law to the payment and satisfaction of all Damages incurred by the parties entitled to indemnification hereunder. Notwithstanding the foregoing, each Seller who, as of November 15, 2000, was not an officer or director of Junum, shall only be liable under this Section 7.2(a) with respect to Damages directly resulting from such Seller's breach of its representation in
Section 2.1 relating to such Seller's shares of Junum Stock transferred to Purchaser. In the event of such Damages with respect to a Seller, such Seller's sole obligation shall be to return to Purchaser a number of shares of Eurbid common stock with a fair market value equal to the amount of such Damages, and such Seller shall not be liable for any deficiency resulting therefrom;
provided, however, that the fair market value of Eurbid common stock for purposes of this paragraph shall be equal to fifty percent of the average of the three lowest closing prices of Eurbid common stock in the ten trading days prior to the date such shares are returned to Eurbid.

(b) Purchaser hereby agrees to indemnify and hold harmless Sellers against Damages actually suffered or paid by Sellers as a result of the breach of any representation or warranty made by the Purchaser in this Agreement. To the extent that the Purchaser's undertakings set forth in this Section 7.2(b) may be unenforceable, the Purchaser shall contribute the maximum amount that it is permitted to contribute under applicable law to the payment and satisfaction of all Damages incurred by the parties entitled to indemnification hereunder.

7.2 Section Any party seeking indemnification under this Article VII (an "Indemnified Party") shall give each party from whom indemnification is being sought (each, an "Indemnifying Party") notice of any matter for which such Indemnified Party is seeking indemnification, stating the amount of the Damages, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The obligations of an Indemnifying Party under this
Article VII with respect to Damages arising from any claims of any third party which are subject to the indemnification provided for in this Article VII (collectively, "Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive, after the Closing Date, initial notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within such time frame as is necessary to allow for a timely response and in any event within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such timely notice shall not release the Indemnifying Party from any of its obligations under this
Article VII except to the extent the Indemnifying Party is materially prejudiced by such failure. The Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within 30 days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party (upon advice of counsel) for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, at the expense of the Indemnifying Party, provided that the Indemnified Party and such counsel shall contest such Third Party Claims in good faith. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying
Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party's expense, all such witnesses, records, materials and information in the Indemnifying Party's possession or under the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party. The Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle or compromise any Third Party Claim or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all liability in respect of such Third Party Claim or (ii) settle or compromise any Third Party Claim in any manner that may adversely affect the Indemnified Party. Finally, no Third Party Claim which is being defended in good faith by the Indemnifying Party or which is being defended by the Indemnified Party as provided above in this Section 7.2(c) shall be settled by the Indemnified Party without the written consent of the Indemnifying Party.

                                 MISCELLANEOUS1

8.1 Section Expenses. The parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, financial advisors and accountants.

8.2 Section Governing Law; Consent to Jurisdiction. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of California applicable to contracts made and to be performed entirely within the State of California.

(a) Each of the parties agrees that any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of California or the United States District Court for the Central District of California, and, by execution and delivery of this Agreement, each party hereto hereby irrevocably submits itself in respect of its property, generally and unconditionally, to the non-exclusive jurisdiction of the aforesaid courts in any legal action or proceeding arising out of this Agreement. Each of the parties hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in the preceding sentence. Each party hereto hereby consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address set forth opposite its name below and agrees that such service upon receipt shall constitute good and sufficient service of process or notice thereof. Nothing in this paragraph shall affect or eliminate any right to serve process in any other manner permitted by law.

8.3 Section Captions. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

8.4 Section Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if delivered in person or sent by telecopy or by registered or certified mail, postage prepaid, addressed as follows:

                  if to Purchaser, to it at:

                  1590 Corporate Drive
                  Costa Mesa, California 92626
                  Attention: President
                  Tel: (714) 979-5063
                  Fax: (714) 979-5067
                  and if to Junum or Seller, to it, care of Junum.Com, Inc., at:

                  1590 Corporate Drive
                  Costa Mesa, California 92626
                  Attention: President
                  Tel: (714) 979-5063
                  Fax: (714) 979-5067

or such other address or number as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by telecopy or mailed.

8.5 Section Parties in Interest. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.5 Section Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

8.7 Section Entire Agreement. This Agreement, including the Exhibits, Schedules and other documents referred to herein which form a part hereof, and the Confidentiality Agreement and Ancillary Documents contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein.

8.8 Section Third Party Beneficiaries. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.


                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, each of the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

---------------------------------------- ---------------------------------------
JUNUM.COM, INC.                          EURBID.COM, INC.
a Nevada corporation                     a Delaware corporation


By:      _________________________       By:      _________________________
         David B. Coulter                         Name: Paul J. Montle
Chief Executive Officer                  Title: President
---------------------------------------- ---------------------------------------

JUNUM SHAREHOLDERS

---------------------------------------- ---------------------------------------



David B. Coulter                         Robert Tarr
---------------------------------------- ---------------------------------------



Tyler Aldous                             Dante Panella
---------------------------------------- ---------------------------------------
                                         GCH CAPITAL, LTD.


                                         BY:
-----------------------------------
Ivan De La Torre                              E. Montague Freedman, Chairman
---------------------------------------- ---------------------------------------
                                         THE JMB INSURANCE TRUST


Scott Rader                              Leonard S. Vincent, Trustee
---------------------------------------- ---------------------------------------
BRAYDONVILLE, LTD.



Craig Hewitt
---------------------------------------- ---------------------------------------

Exhibit 2.

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for EURBID.COM, INC., fka LS Capital Corporation (the "Company"), and, under the date of October 10, 2000, we reported on the consolidated financial statements of the Company and subsidiaries as of and for the years ended June 30, 2000 and 1999. On November 29, our appointment as principal accountants was terminated. We have read the Company's statements included under Item 4 of its Form 8-K dated November 29, 2000, and we agree with such statements except we are not in a position to agree or disagree with the following: (1) the statements in paragraph one of Item 4 regarding the selection of Smith & Co., CPAs, or the approval of such selection by the Board of Directors, (2) the statement in paragraph five of Item 4 that Smith & Co. was not consulted regarding the application of accounting principles to a specified transaction or the type of opinion that might be rendered on the Company's financial statements or on any matter that was the subject of any reportable event.

/s/ MALONE & BAILEY PLLC
Houston, Texas

November 29, 2000

Exhibit # 3

                                   Unaudited
                                JUNUM.COM, INC.
                            STATEMENT OF OPERATIONS

                                                            10/21       01/01
                                                              to          to
                                                            12/31       09/30
                                                         ----------  ----------
Revenue
  Membership Billings                                    $        0         N/A
                                                         ----------  ----------
               Total revenue                                      0         N/A

  Reserve
  Returns & Allowances                                            0         N/A
                                                         ----------  ----------
               Net sales                                          0         N/A

Cost of sales
  Telecommunication Costs                                         0         N/A
  Member Services Costs                                           0         N/A
  Welcome Kits                                                    0         N/A
  ASP charges                                                     0         N/A
  Credit Card Merchant Fees                                       0         N/A
  Data Lines                                                      0         N/A
  List Rentals                                                    0         N/A
  Credit Card Processing - Authorization                          0         N/A
  Call Centers/Credit profile maintenance & imaging               0         N/A
  Other Cost of Sales                                             0         N/A
                                                         ----------  ----------
Cost of sales                                                     0         N/A
                                                         ----------  ----------

               Gross profit                                       0         N/A

Operating Expenses
  Salaries                                                   51,659         N/A
  Employee Bonuses                                                0         N/A
  Accrued vacation expense                                        0         N/A
  Payroll Taxes - Social Security                             6,218         N/A
  Payroll Taxes - Federal Unemployment                            0         N/A
  Payroll Taxes - State Unemployment                              0         N/A
  Payroll Service Fee                                         1,290         N/A
  Employee Benefits                                           2,127         N/A
  Workers Compensation                                            0         N/A
  General Insurance                                               0         N/A
  Travel                                                     12,915         N/A
  Meals                                                         809         N/A
  Entertainment                                                   0         N/A
  Mileage                                                         0         N/A
  Automobile Allowance                                            0         N/A
  Telephone                                                   5,856         N/A
  Cellular & Pagers                                               0         N/A
  Internet/ASP/Bandwidth                                          0         N/A
  Employee Training                                               0         N/A
  Advertising                                                     0         N/A
  Recruiting                                                      0         N/A
  Utilities                                                   2,677         N/A
  Office Expense                                             13,001         N/A
  Computer Supplies                                           2,632         N/A
  Postage & Delivery                                          1,482         N/A
  Miscellaneous                                               2,333         N/A
  Rent                                                       38,097         N/A
  Other Occupancy Expenses                                        0         N/A
  Security                                                        0         N/A
  Repairs & Maintenance                                           0         N/A
  Business Development                                        1,926         N/A
  Public Relations/Investor Relations                             0         N/A
  Consulting                                                      0         N/A
  Contract Labor                                                  0         N/A
  Accounting/Auditing                                             0         N/A
  Legal & Professional                                       24,701         N/A
  Tech Services                                              22,065         N/A
  Other Professional Services                                10,000         N/A
  Licenses & Permits                                              0         N/A
  Dues & Subscriptions                                            0         N/A
  Bank Fees - Monthly acct. & transaction                         0         N/A
  Bank Fees - Account Analysis                                    0         N/A
                                                         ----------  ----------

Operating expenses                                          199,788         N/A
                                                         ----------  ----------

               Operating loss                              (199,788)        N/A
                                                         ----------  ----------

Depreciation, Amortization and other Income (expense)
  Depreciation expenses                                      (4,208)        N/A
  Interest income                                                22         N/A
  Interest Expense                                           (3,263)        N/A
  Other Income                                                    0         N/A
  Loss on abandonment of telemarketing operations                 0         N/A
                                                         ----------  ----------
                                                             (7,449)        N/A
                                                         ----------  ----------

Income (loss) before provision for income taxes            (207,237)         N/A

Provison for income taxes                                         0           0
                                                         ----------  ----------

               Net income/(loss)                           (207,237)        N/A

Accumulated deficit, beginning of period                          0    (207,237)
                                                         ----------  ----------
Accumulated deficit, end of period                       $ (207,237)         N/A
                                                         ==========  ==========

                                   UNAUDITED

                                 JUNUM.COM,INC.

                                 BALANCE SHEET

                                     Assets


                                                            12/31       09/30
                                                         ----------  ----------
Current assets
  Cash                                                   $   82,094         N/A
          Less:  allowance for doubtful accounts                  0         N/A
                                                         ----------  ----------
  Accounts receivable, net                                      465         N/A
  Prepaid expenses                                           27,201         N/A
                                                         ----------  ----------
  Other current assets                                            0           0
                                                         ----------  ----------
          Total current assets                              109,760         N/A

Property and equipment, at cost
  Office equipment                                           51,890         N/A
  Computers                                                  24,410         N/A
  Furniture and fixtures                                     50,661         N/A
  Leasehold improvements                                      5,123         N/A
  Telemarketing                                                   0         N/A
  Imaging                                                         0         N/A
  Software                                                        0         N/A
                                                         ----------  ----------
Total property and equipment                                132,084         N/A
  Less:  accumulated depreciation                             4,208         N/A
                                                         ----------  ----------
                                                            127,876         N/A
                                                         ----------  ----------

Other assets
  Deposits                                                   30,573         N/A
  Patents                                                         0         N/A
  Customer lists                                             40,000         N/A
  Deferred offering costs                                    47,664         N/A
  Domain name                                                     0         N/A
                                                         ----------  ----------
Total other assets                                          118,237         N/A
                                                         ----------  ----------
          TOTAL ASSETS                                   $  355,873         N/A
                                                         ==========  ==========

Liabilities and stockholders' equity (Deficit)

Current liabilities
  Accounts payable - trade                               $  122,566         N/A
  Notes payable - current portion                                 0         N/A
  Loan payable - stockholder                                337,381         N/A
  Accrued accounts payable                                        0         N/A
  Accrued payroll                                                 0         N/A
  Accrued vacation                                                0         N/A
  Accrued payroll taxes                                           0         N/A
  Accrued insurance                                               0         N/A
  Accrued interest payable                                    3,163         N/A
                                                         ----------  ----------
          Total liabilities                                 463,110         N/A
                                                         ----------  ----------

Stockholders' equity (deficit)
  Common stock                                                  100         N/A
  Preferred stock                                                 0           0
  Additional paid in capital                                 99,900         N/A
  Accumulated deficit                                      (207,237)        N/A
                                                         ----------  ----------
          Total stockholders' equity (deficit)             (107,237)        N/A
                                                         ----------  ----------

    TOTAL LIABILITIES & STOCKHOLDERS EQUITY (DEFICIT)    $  355,873         N/A
                                                         ==========  ==========

                                   UNAUDITED

                                   JUNUM.COM

                            Supplemental Schedule of
               Call Center, Credit Profile Maintenance & Imaging

                                                            10/21       01/01
                                                              to          to
                                                            12/31       09/30
                                                         ----------  ----------
  Salaries                                               $        0         N/A
  Employee Bonuses                                                0         N/A
  Accrued vacation expense                                        0         N/A
  Payroll Taxes - Social Security                                 0         N/A
  Payroll Taxes - Federal Unemployment                            0         N/A
  Payroll Taxes - State Unemployment                              0         N/A
  Payroll Service Fee                                             0         N/A
  Employee Benefits                                               0         N/A
  Workers Compensation                                            0         N/A
  Out-sourced call center expense                                 0         N/A
  Travel                                                          0         N/A
  Meals                                                           0         N/A
  Mileage                                                         0         N/A
  Telephone                                                       0         N/A
  Cellular & Pagers                                               0         N/A
  Internet/ASP/Bandwidth                                          0         N/A
  Advertising                                                     0         N/A
  Recruiting                                                      0         N/A
  Utilities                                                       0         N/A
  Office Expense                                                  0         N/A
  Computer Supplies                                               0         N/A
  Postage & Delivery                                              0         N/A
  Miscellaneous                                                   0         N/A
  Rent                                                            0         N/A
  Other Occupancy Expenses                                        0         N/A
  Security                                                        0         N/A
  Equipment Lease/Rental                                          0         N/A
  Repairs & Maintenance                                           0         N/A
  Tech Services                                                   0         N/A
  Other Professional Services                                     0         N/A
  Bank Fees - Monthly acct. & transaction                         0         N/A
  Bad Debt Expense                                                0         N/A
                                                         ----------  ----------

Total Call Center, Credit Profile Maintenance & Imaging           0         N/A
                                                         ----------  ----------